EYETEL IMAGING, INC.

AMENDMENT NO. 1 TO

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (this "*Agreement*") is made as of February 8, 2006, between **EYETEL IMAGING, INC.**, a Delaware corporation (the "*Company*"), Lighthouse Capital Partners V, L.P. ("*Lighthouse*") and certain of those "Investors" under that certain Amended and Restated Investor Rights Agreement, dated as of January 14, 2004 (the "*Investor Rights Agreement*").

The Company and the Investors are parties to the Investor Rights Agreement. In connection with a working capital credit facility with Lighthouse, the Company will issue a warrant to Lighthouse (the "*Warrant*") to acquire shares of the Company's Series B Preferred Stock (the "*Preferred Stock*").

As a condition to the financing, the Company has agreed to grant Lighthouse certain information rights and registration rights with respect to the shares of the Company's Common Stock issuable upon conversion of the Preferred Stock, and the Company and the Investors desire to amend the Investor Rights Agreement to grant such rights to Lighthouse.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Exhibit A of the Investor Rights Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit A hereto (as amended "***Exhibit A***").

2. The following new definitions are added to **Section 1** of the Investor Rights Agreement:

"Lighthouse Warrant" means that certain Warrant to purchase Series B Preferred Stock issued by the Company to Lighthouse Capital Partners V, L.P. dated as of February 8, 2006.

"Lighthouse Warrant Common Stock" means any Common Stock issued or issuable upon exercise of the Lighthouse Warrant and/or upon conversion of any Series B Preferred Stock issued or issuable upon exercise of the Lighthouse Warrant."

3. Paragraph 1.18 of the Investor Rights Agreement is hereby amended to add the final sentence as follows:

"Notwithstanding the foregoing, Lighthouse Warrant Common Stock shall be excluded from the preceding definition of Registrable Securities solely for the purposes of the demand registration provision of Section 2.1 of this Agreement."

4. Upon execution and delivery of this Agreement, Lighthouse agrees that it shall automatically become a party to, and be bound by, the provisions of the Investor Rights Agreement, as amended by this Agreement, as an "Investor" thereunder with respect to the securities issuable upon exercise of the Warrant.

5. The Investor Rights Agreement as modified herein shall remain in full force and effect as so modified.

6. This Agreement shall be governed by and construed under the laws of the State of Delaware in all respects, as such laws are applied to agreements among Delaware residents entered into and performed entirely within Delaware.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of February 8, 2006.

EYETEL IMAGING, INC.

By: Brett S. Himes

Name: Brett S. Himes

Title: COO/CFO

LIGHTHOUSE CAPITAL PARTNERS V, L.P.

By: LIGHTHOUSE MANAGEMENT PARTNERS V, L.L.C., its general partner

Signature: Tom Conneely

Printed name: Thomas Conneely

Title (if applicable): Vice President

Exhibit A

NAMES AND ADDRESSES OF INVESTORS

BAIN CAPITAL VENTURE FUND, L.P.
BCIP ASSOCIATES III, LLC
BCIP ASSOCIATES III-B, LLC
BROOKSIDE CAPITAL PARTNERS FUND, L.P.
c/o Bain Capital, LLC
111 Huntington Avenue
Boston, MA 02199
Phone: 617-516-2000
Fax: 617-516-2010
Attention:

RGIP, LLC
c/o Ropes & Gray
One International Place
Boston, MA 02116
Phone: 617-951-7000
Fax: 617-951-7050
Attention: R. Bradford Malt

RADIUS VENTURE PARTNERS II, L.P.
c/o Radius Ventures, LLC
400 Madison Avenue
8th Floor
New York, NY 10017
Attention: Daniel C. Lubin
Facsimile: (212) 397-2656

ELI LILLY AND COMPANY
Lilly Corporate Center
Indianapolis, IN 46285
Attention: Dr. Pawel Fludzinski, PKC Team Leader
Facsimile:

MVP AMERICA, LP
c/o Monumental Venture Partners, LLC
8150 Leesburg Pike, Suite 600
Vienna, Virginia 22182
Attention: Jeff Friedman
Facsimile: (703) 748-4808

MARYLAND DEPARTMENT OF BUSINESS AND ECONOMIC DEVELOPMENT
217 East Redwood Street, 22nd Floor
Baltimore, MD 21202
Attention:
Facsimile:

SADBACKS INVESTMENTS
300 East Long Lake Road, Suite 200
Bloomfield Hills, MI 48304-2376
Attention: Paul Kavanaugh

PETER LUNT
NVCommercial Incorporated
8230 Leesburg Pike
Suite 500
Vienna, VA 22182

STEVE CUMBIE
NVCommercial Incorporated
8230 Leesburg Pike
Suite 500
Vienna, VA 22182

LIGHTHOUSE CAPITAL PARTNERS V, L.P.
500 Drakes Landing Road
Greenbrae, California 94904-3011
Attn: Contract Administration
Phone: (415) 464-5900
Fax: (415) 925-3387

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of January __, 2006.

INVESTOR:

Bain Capital Venture Fund, L.P.
(NAME OF ENTITY IF APPLICABLE)

Signature: ______________________

Printed name: JAMES NAHIRNY

Title (if applicable): MANAGING DIRECTOR

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of January __, 2006.

INVESTOR:

BCIP Associates III, LLC
(NAME OF ENTITY IF APPLICABLE)

Signature: ______________________

Printed name: James Nahirny

Title (if applicable): Authorized Person

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of January __, 2006.

INVESTOR:

BCIP Associates III-B, LLC
(NAME OF ENTITY IF APPLICABLE)

Signature: ______________________

Printed name: JAMES NAHIRNY

Title (if applicable): AUTHORIZED PERSON

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of January __, 2006.

INVESTOR:

Brookside Capital Partners Fund, L.P.
(NAME OF ENTITY IF APPLICABLE)

Signature: Matt McPherson

Printed name: MATT MCPHERSON

Title (if applicable): MANAGING DIRECTOR